Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 12 – INCOME TAXES

The Company accounts for income taxes in accordance with ASC 740 which prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC 740 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim period, disclosure and transition. There were no unrecognized tax benefits as of December 31, 2020 and 2019.

The Company’s loss before income taxes from US and Foreign sources for the years ended December 31, 2020 and 2019, are as follows:

	2020	2019
United States	$(8,899,719)	$(8,548,570)
Outside United States	(2,362,516)	(1,888,857)
Loss before income taxes	$(11,262,235)	$(10,437,427)

The following table summarizes the significant differences between the U.S. Federal statutory tax rate and the Company’s effective tax rate for financial statement purposes for the years ended December 31, 2020 and 2019:

	2020	2019
US Federal statutory tax rate	21.00%	21.00%
State taxes	4.35%	4.35%
NOL true-ups	(14.93%)	5.27%
Change in valuation allowance	(10.42%)	(30.62%)
	0.00%	0.00%

The Company has paid certain minimum taxes and other obligations during the years ended December 31, 2020 and 2019 of approximately $36,000 and $63,000, respectively.

The tax effects of temporary differences that give rise to deferred tax assets and liabilities as of December 31, 2020 and 2019 are summarized as follows:

	2020	2019
Deferred tax assets
Net operating loss	$8,472,849	$7,681,718
Stock options	6,359,279	6,632,746
Charitable contributions	1,267	1,267
Basis difference in intangible assets	64,848	7,405
Convertible note payable discount	205,557	-
Accrued payroll	186,159	51,907
Valuation allowance	(15,289,959)	(14,365,195)
Total deferred tax asset	-	9,848

Debt discounts	-	(6,769)
Debt issuance costs	-	(2,501)
Basis difference fixed assets	-	(578)
Total deferred tax liability	-	(9,848)

Net deferred tax asset	$-	$-

As of December 31, 2020, the Company has available federal net operating loss carry forward of $33.4 million and state net operating loss carry forwards of $33.4 million. Operating loss carryforwards of approximately $14.4 million will expire through 2037 and the balance of $19.0 million have an indefinite life. Additionally, the Company has income tax net operating loss carryforwards related to our international operations which have an indefinite life.

The Company assess the recoverability of its net operating loss carry forwards and other deferred tax assets and records a valuation allowance to the extent recoverability does not satisfy the “more likely than not” recognition criteria. The Company continues to maintain the valuation allowance until sufficient positive evidence exists to support full or partial reversal. As of December 31, 2020, the Company had a valuation allowance of approximately $15.3 million against its deferred tax assets, net of deferred tax liabilities, due to insufficient positive evidence, primarily consisting of losses within the taxing jurisdictions that have tax attributes and deferred tax assets.